      NUMBER                                                     SHARES
                            EPI ELECTRONIC PROCESSING INC
    COMMON STOCK                                               COMMON STOCK
INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
 OF THE STATE OF MISSOURI                                    CERTAIN DEFINITIONS



This Certifies that



is the record holder of


              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          $.01 PAR VALUE PER SHARE, OF

                           ELECTRONIC PROCESSING, INC.

transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.
     Dated:


/s/ Robert C. Levy                    [SEAL]                /s/ Tom W. Olofson

     SECRETARY                                                  CHAIRMAN


COUNTERSIGNED AND REGISTERED:
     NORWEST BANK MINNESOTA, N.A.
               TRANSFER AGENT AND REGISTRAR



BY  /S/ L M Kaufman
               AUTHORIZED SIGNATURE

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM   -  as tenants in common
TEN ENT   -  as tenants by the entireties
JT TEN    -  as joint tenants with right of
             survivorship and not as tenants
             in common

UNIF GIFT MIN ACT - ______________Custodian______________
                    (Cust)                    (Minor)
                    under Uniform Gifts to Minors
                    Act__________________________________
                                (State)
UNIF TRF MIN ACT -  _________Custodian (until age_______)
                    (Cust)
                    ______________under Uniform Transfers
                      (Minor)
                    to Minors Act________________________
                                       (State)


     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

/                                     /

________________________________________________________________________________
                     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                          INCLUDING ZIP CODE, OR ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________

                                    X___________________________________________

                                    X___________________________________________
                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                                     OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed




By____________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17aD-15.






AMERICAN BANK NOTE COMPANY  JAN 15, 1997 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA  90807          048462BK
(310)989-2333
(FAX) (310) 426-7450           Proof /s/ DW  NEW
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